UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/09/2007

TRIMERIS INC
(Exact name of registrant as specified in its charter)

Commission File Number:  0-23155

DE	561808663
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3500 Paramount Parkway, Morrisville, NC 27560
(Address of principal executive offices, including zip code)

(919) 419-6050
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 9, 2007, Trimeris, Inc. (the "Company") entered into an Executive Employment Agreement with Dani P. Bolognesi (the "Bolognesi Employment Agreement") whereby Dr. Bolognesi will serve as the Company's Chief Executive Officer and as a member of its Board of Directors. The Bolognesi Employment Agreement is effective as of March 9, 2007 and reflects his promotion to Chief Executive Officer on November 14, 2006. It has an initial term of three years and thereafter will automatically be extended for two year periods unless notice of non-renewal is given by either party no later than 60 days prior to the end of the expiration of each term. Under the Bolognesi Employment Agreement, Dr. Bolognesi will receive an annual salary of $490,000 and will be reviewed at least annually, beginning with a review in February 2007. Dr. Bolognesi is entitled to receive other compensation as well, including bonus opportunities based upon the achievement of financial and other performance criteria, as set forth in the Bolognesi Employment Agreement attached as Exhibit 10.1 to this Current Report, which is incorporated herein by reference. In addition, under the Agreement, Dr. Bolognesi received 50,000 shares of restricted stock. The restricted stock vests 100% three-years from the date of grant. The restricted stock grant is subject to the terms of the Company's Amended and Restated Stock Incentive Plan and shall take place as soon as practicable after the Effective Date.

Under the Executive Employment Agreement, Dr. Bolognesi is also eligible for a Retention Incentive Payment. In the event that Dr. Bolognesi remains employed on March 9, 2009, Dr. Bolognesi will be entitled to an amount equal to the then current Target Bonus (as defined in the Employment Agreement) and two times his base salary should his employment end thereafter for any reason other than Cause.

In the event that Dr. Bolognesi's employment is terminated by the Company other than for Cause, death or Disability or upon his resignation for Good Reason (as these terms are defined in the Bolognesi Employment Agreement), Dr. Bolognesi will be entitled to certain severance payments and benefits, including two times his base salary plus his then current Target Bonus in exchange for his execution of a release of claims. Dr. Bolognesi will also be entitled to a pro rata bonus for the year of termination based on actual results for such year if he is terminated due to death, Disability, termination without Cause, or upon his resignation for Good Reason. Dr. Bolognesi is subject to non-competition restrictions during the term of his employment and for one year thereafter.

Also on March 9, 2007, the Company entered into an Executive Employment Agreement with Robert R. Bonczek (the "Bonczek Employment Agreement") whereby Mr. Bonczek will serve as the Company's Chief Financial Officer and General Counsel. The Bonczek Employment Agreement is effective as of March 9, 2007, has an initial term of three years and thereafter will automatically be extended for two year periods unless notice of non-renewal is given by either party no later than 60 days prior to the end of the expiration of each term. Under the Bonczek Employment Agreement, Mr. Bonczek will receive an annual salary of $350,000 and will be reviewed at least annually, beginning with a review in February 2007. Mr. Bonczek is entitled to receive other compensation as well, including bonus opportunities based upon the achievement of financial and other performance criteria, as set forth in the Bonczek Employment Agreement attached as Exhibit 10.2 to this Current Report, which is incorporated herein by reference. In addition, under the Agreement, Mr. Bonczek received 35,000 shares of restricted stock. The restricted stock vests 100% three-years from the date of grant. The restricted stock grant is subject to the terms of the Company's Amended and Restated Stock Incentive Plan and shall take place as soon as practicable after the Effective Date.

Under the Executive Employment Agreement, Mr. Bonczek is also eligible for a Retention Incentive Payment. In the event that Mr. Bonczek remains employed on March 9, 2010, Mr. Bonczek will be entitled to an amount equal to the then current Target Bonus (as defined in the Bonczek Employment Agreement) and two times his base salary should his employment end thereafter for any reason other than Cause.

In the event that that Mr. Bonczek's employment is terminated other than for Cause, death or Disability or upon his resignation for Good Reason (as these terms are defined in the Bonczek Employment Agreement), Mr. Bonczek will be entitled to certain severance payments and benefits, including two times his base salary plus his then current Target Bonus in exchange for his execution of a release of claims. Mr. Bonczek will also be entitled to a pro rata bonus for the year of termination based on actual results for such year if he is terminated due to death, Disability, termination without Cause, or upon his resignation for Good Reason. Mr. Bonczek is subject to non-competition restrictions during the term of his employment and for one year thereafter.

Also on March 9, 2007, the Company entered into an Executive Employment Agreement with Andrew L. Graham (the "Graham Employment Agreement") whereby Mr. Graham will serve as the Company's Director of Finance. The Graham Employment Agreement is effective as of March 9, 2007, and has a term of one year and may be extened for one year thereafter. Under the Graham Employment Agreement, Mr. Graham will receive an annual salary of $144,000. Mr. Graham is entitled to receive other compensation as well, including bonus opportunities based upon the achievement of financial and other performance criteria, as set forth in the Graham Employment Agreement attached as Exhibit 10.3 to this Current Report, which is incorporated herein by reference.

Under the Graham Employment Agreement, in the event that Mr. Graham's employment is terminated other than for Cause, death or Disability or upon his resignation for Good Reason (as these terms are defined in Exhibit B to the Graham Employment Agreement, the Separation and Severance Agreement), Mr. Graham will be entitled to certain severance payments and benefits, including payment equal to six-months at his then current salary rate in exchange for his execution of a release of claims. Mr. Graham is subject to non-competition restrictions during the term of his employment and for one year thereafter.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits

10.1 Executive Employment Agreement by and between Trimeris, Inc. and Dani P. Bolognesi dated March 9, 2007

10.2 Executive Employment Agreement by and between Trimeris, Inc. and Robert R. Bonczek dated March 9, 2007

10.3 Executive Employment Agreement by and between Trimeris, Inc. and Andrew L. Graham dated March 9, 2007

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMERIS INC

Date: March 15, 2007	By:	/s/ Robert R. Bonczek
Robert R. Bonczek
CFO and General Counsel

Exhibit Index

Exhibit No.	Description
EX-10.1	Executive Employment Agreement by and between Trimeris, Inc. and Dani P. Bolognesi dated March 9, 2007
EX-10.2	Executive Employment Agreement by and between Trimeris, Inc. and Robert R. Bonczek dated March 9, 2007
EX-10.3	Executive Employment Agreement by and between Trimeris, Inc. and Andrew L. Graham dated March 9, 2007